1 4th Quarter 2020 Flagstar Bancorp, Inc. (NYSE: FBC) Earnings Presentation 4th Quarter 2020 January 21, 2021

2 4th Quarter 2020Cautionary statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business and performance, the economy and other future conditions, and forecasts of future events, circumstances and results. However, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Generally, forward-looking statements are not based on historical facts but instead represent our management’s beliefs regarding future events. Such statements may be identified by words such as believe, expect, anticipate, intend, plan, estimate, may increase, may fluctuate, and similar expressions or future or conditional verbs such as will, should, would and could. Such statements are based on management’s current expectations and are subject to risks, uncertainties and changes in circumstances. Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors, including without limitation those found in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission, which are available on the Company’s website (flagstar.com) and on the Securities and Exchange Commission's website (sec.gov). Any forward-looking statements made by or on behalf of us speak only as to the date they are made, and we do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required under United States securities laws. In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. The Company believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand the capital requirements Flagstar will face in the future and underlying performance and trends of Flagstar. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP measures as comparative tools, together with GAAP measures, to assist in the evaluation of our operating performance or financial condition. Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period-to-period comparisons. Flagstar’s method of calculating these non-GAAP measures may differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements. Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in these conference call slides. Additional discussion of the use of non-GAAP measures can also be found in the Form 8-K Current Report related to this presentation and in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission. These documents can all be found on the Company’s website at flagstar.com.

1st Quarter 2020Executive Overview Sandro DiNello, CEO

4 4th Quarter 2020 Unique relationship-based business model • Well diversified loan portfolio, with no outsized exposure to any geography or industry reflects our disciplined approach to growing the Community Bank • Servicing business produced consistent results for the quarter, while also highlighting our competitive advantage as the subservicing business is housed within a well capitalized Bank with ample liquidity Strengthen mortgage Grow community banking and servicing Highly profitable operations • Delivered strong pre-provision net revenue despite the volatility in the market that was caused from the COVID-19 pandemic Positioned to thrive in any market • Durable business model well-positioned to weather the storm--profitability is strong--capital is strong--allowance is strong--and liquidity is strong • Maintaining quarterly dividend--demonstrating a commitment to return capital to our shareholders while still being prudent in managing our balance sheet in these uncertain times • Supporting employees, communities and customers during the pandemic, with focus on their health, safety and financial well-being • Diverse revenue streams and flexible balance sheet produced strong results in declining interest rate environment by capitalizing on the resulting beneficial mortgage market • Leveraged multi-channel origination platform to generate solid fallout adjusted lock growth, even with most of our staff working remotely during the quarter • Invested in people and technology, expanding retail and generating more business in the most profitable channels Strategic highlights

1st Quarter 2020Financial Overview Jim Ciroli, CFO

6 4th Quarter 2020 1. Mortgage revenue is defined as net gain on loan sales HFS plus the net return on the MSRs. 2. References non-GAAP number. Please see reconciliations on page 48 - 49. Solid earnings Growth in community banking and servicing • Net interest margin, excluding the impact from loans with government guarantees that have not been repurchased, was 2.98% for the quarter, up 4 basis points, vs. 3Q20 - Performance driven by the impact of lower rates on deposits and higher levels of warehouse loans - Low funding rates locked in using interest rate swaps and LT advances with terms from 3 to 7 years • Consistent servicing results as total loans serviced remained flat at 1.1 million loans at period end Mortgage revenue Strong asset quality Robust capital position • Total risk based capital ratio at 11.9% - Total risk based capital ratio would have been 14.0% if the risk-weighting of warehouse loans were adjusted to 50% to reflect the risk weightings of the assets that fully collateralized the loans • Tier 1 leverage ratio at 7.7% and CET1 ratio at 9.1% remained strong considering balance sheet growth was isolated to low-risk warehouse balances • Over $400mm of excess total risk-based capital over the minimum level needed to be considered well-capitalized. • Net income of $154mm, or $2.83 per diluted share, in 4Q20 • Pre-tax, pre-provision net revenue of $207mm in 4Q20, a decrease of $120mm vs. 3Q20 • Grew TBV per share $3.20, or 9%, to $38.802 per share at 12/31/20, compared to $28.572 per share at 12/31/19 • Mortgage revenue(1) of $232mm, down $126mm vs. 3Q20 as FOALs were down 20% and margin contracted 38 basis points - Gain on sale margin of 1.93%, down 38 basis points from record 3Q20 levels - $12mm decrease in the return on MSR which reflects elevated prepayment speeds • Asset quality strong as net charge-offs were only 4 basis points and nonperforming loan ratio remained low • Credit reserves of $280mm at 12/31/20 flat to 3Q20 • Credit reserves covered 1.73% of loans HFI, or 3.19% excluding warehouse loans at 12/31/20 Financial highlights

Quarterly income comparison

4th Quarter 2020

$mm

	4Q20	3Q20	$ Variance	% Variance
Net interest income	$189	$180	$9	5%
Net gain on loan sales	232	346	(114)	(33%)
Loan fees and charges	53	45	8	18%
Loan administration income	25	26	(1)	(4%)
Net return (loss) on mortgage servicing rights	-	12	(12)	N/M
Other noninterest income	27	23	4	17%
Total noninterest income	337	452	(115)	(25%)
Pre-provision total revenue	526	632	(106)	(17%)
Compensation and benefits	125	123	2	2%
Commissions and loan processing expense	99	96	3	3%
Other noninterest expenses	95	86	9	10%
Total noninterest expense	319	305	14	5%
Pretax, pre-provision net revenue	**207**	**327**	**(120)**	**(37%)**
Provision for credit losses	2	32	(30)	(94%)
Income before income taxes	**205**	**295**	**(90)**	**(31%)**
Provision for income taxes	51	73	(22)	(30%)
Net income	**$154**	**$222**	**($68)**	**(31%)**
Diluted income per share	**$2.83**	**$3.88**	**-$1.05**	**(27%)**
Profitability				
Net interest margin	2.78%	2.78%	--	
Net interest margin, excl. LGG repurchase obligation[(1)]	2.98%	2.94%	4 bps	
Net gain on loan sales / total revenue	44%	55%	-11%	
Mortgage rate lock commitments, fallout adjusted [(2)]	$12,000	$15,000	($3,000)	(20%)
Mortgage closings [(2)]	$13,100	$14,400	($1,300)	(9%)
Net gain on loan sale margin, HFS	1.93%	2.31%	(38) bps	

Observations

Net interest income

- Net interest income increased $9mm, or 5%
  - Average earning assets increased 5% driven by warehouse loan growth.
  - Net interest margin, excluding LGG that have not been repurchased, expanded 4 basis points to 2.98%.
  - Average deposits increased 8%, due to $1.2bn billion in custodial deposits and $0.5bn increase in savings and government deposits. Interest-bearing deposit costs declined 16 basis points.

Noninterest income

- Noninterest income down $115mm, or 25%
  - Net gain on loan sale margin decreased 38 basis points, to 1.93%.
  - FOALs decreased $3.0bn reflecting seasonal holiday factors and a deliberate slowing of volume early in the quarter.

Noninterest expense

- Noninterest expense up $14mm, or 5%, refer to slide 9 for more details

1. References non-GAAP number as it excludes impact of $0.1 billion (2Q20), $1.4 billion (3Q20), and $1.8 billion (4Q20) of average balance of loans with government guarantees that have not been repurchased and do not accrue interest. Please see reconciliations on page 48 - 49.
2. Rounded to the nearest hundred million

N/M = not meaningful

7
Flagstar Bancorp

Net interest income

4th Quarter 2020

Average interest-earning assets & yields ($bn)



LHFS
Consumer LHFI
CRE and C&I
Warehouse
Other
$20.7
5.8
2.7
2.0
4.9
5.2
$21.2
7.0
2.3
1.7
4.9
5.2
$23.7
6.3
3.8
3.2
4.7
5.6
$25.7
5.2
5.7
4.8
4.5
5.6
$27.1
4.4
6.9
5.8
4.2
5.7
4Q19
1Q20
2Q20
3Q20
4Q20
4.04%
3.78%
3.38%
3.16%
3.09%

Average liabilities and rate ($bn)



Retail Deposits
Other Deposits
FHLB Borrowings
LT Debt
$20.3
0.5
3.9
5.4
10.5
$20.7
0.5
4.4
5.4
10.4
$23.0
0.5
4.8
7.0
10.8
$23.6
0.5
3.5
8.3
11.3
$24.5
0.6
2.8
9.5
11.5
4Q19
1Q20
2Q20
3Q20
4Q20
1. 16%
1.03%
0.57%
0.44%
0.37%

Warehouse- $7.9bn (EOP-12/31/20)



82%
17%
1%
LIBOR w/Floor > 0
Prime w/Floor > 0
No Floor

CRE - $3.1bn (EOP-12/31/20)



11%
6%
10%
4%
69%
LIBOR w/Floor = 0
LIBOR w/Floor > 0
Prime w/Floor = 0
Prime w/Floor > 0
Fixed Rate
LIBOR no Floor

C&I - $1.4bn (EOP-12/31/20)



12%
19%
4%
2%
7%
56%
LIBOR w/Floor = 0
Fixed Rate
LIBOR w/Floor > 0
Prime w/Floor = 0
No Floor
Prime w/Floor > 0

8

Noninterest income and expense

4th Quarter 2020

Noninterest income ($mm)


Mortgage Revenue
Loan Fees
Loan Admin
Other
$162
26
8
30
98
$157
23
12
26
96
$378
21
21
41
295
$452
23
26
45
358
$337
27
25
53
232
4Q19
1Q20
2Q20
3Q20
4Q20

Noninterest expense ($mm)


Comp & Benefits
Commissions
Loan Processing
Other
$245
88
20
35
102
$235
84
20
29
102
$296
94
25
61
116
$305
86
24
72
123
$319
95
29
70
125
4Q19
1Q20
2Q20
3Q20
4Q20

Noninterest income

- Noninterest income down $115mm, or 25%
  - Mortgage revenue decreased $126mm to $232mm, compared to prior quarter. The decrease was driven by a 38 basis point decrease in gain on sale margin which continues to moderate and fallout adjusted locks decreased 20% reflecting seasonal holiday factors and other actions. Net return on MSR decreased $12mm compared to the prior quarter as prepayments continued to be elevated.
  - Loan fees and charges increased $8mm primarily due to higher loss mitigation and forbearance fee income on subserviced loans, despite a 9 percent decrease in mortgage closings.

Noninterest expense

- Noninterest expense up $14mm, or 5%
  - Mortgage expenses increased $7mm. The ratio of mortgage noninterest expense to closings – our mortgage expense ratio – was 1.18 percent, an increase of 16 basis points quarter over quarter, primarily driven by efforts to expand capacity and a higher retail channel mix.
  - Non-mortgage expense increased $6mm due to the a $7mm loss recognized on the early extinguishment of the senior notes which will settle in January and a special contribution of $2mm to the Flagstar Foundation.

9
Flagstar Bancorp

Asset quality

4th Quarter 2020

Delinquencies[1] (% of loans HFI)


0.33%
0.40%
0.32%
0.36%
0.56%
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

NPLs and performing TDRs ($mm)


Performing TDRs
Consumer NPLs
Commercial NPL
$65
26
38
$66
29
37
$73
33
40
$84
10
35
39
$92
18
38
36
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

Allowance coverage[2] (% of loans HFI)


Total
Total excl. Warehouse
1.1%
0.9%
1.5%
1.1%
2.6%
1.7%
3.1%
1.7%
3.2%
1.7%
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

Nonperforming loan and asset ratios


NPA/LHFI & OREOs
NPL & TDRs/LHFI
NPA/Total Assets
0.30%
0.21%
0.15%
0.28%
0.21%
0.14%
0.27%
0.22%
0.14%
0.31%
0.28%
0.17%
0.40%
0.34%
0.21%
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

1. Includes early stage delinquencies, defined as 30 to 89 days past due and nonaccrual loans
2. Excludes loans carried under the fair value option and loans with government guarantees.
3. Excludes loans held-for-sale

10

11 4th Quarter 2020 CECL methodology - Forecast • Used 2-year forecasts as of December reflecting the continued economic distress caused by COVID weighted 40% base, 30% adverse and 30% growth • Composite forecast contemplates unemployment ending the year at 7%, increases slightly in 2021 and begins recovering in 2022 • GDP recovers slightly by the end of 2021 from current levels and does not return to near pre-COVID level until 2024 • HPI decreases about 1% throughout 2021 • Qualitative adjustments reflect best estimate of COVID-19 impact on portfolios including estimated impact of government stimulus, forbearance/payment holidays and Fed programs Allowance for credit losses ($mm) Current Expected Credit Loss (“CECL”) 1. New loans and aging of existing portfolio 2. COVID impact sectors 3. Changes to macro-economic variables and forecast scenarios 4. Changes to underlying credit conditions

12 4th Quarter 2020 Commercial Exposure - $1.0 billion, 6.0% of LHFI $149 million / 0.9% of loans No loans in deferral $10 million in nonperforming loans Leisure & Entertainment Includes restaurants, churches, theatres, etc. $279 million / 1.7% of loans (22 loans) $14 million in deferrals No loans classified as nonperforming Hotel Marriott, Hilton, IHG and Hyatt flagship hotels comprise 77% of portfolio $146 million / 0.9% of loans (17 loans) No loans in deferral or classified as nonperforming Senior Housing Geographically diverse; facilities in 8 different metro areas. All have recourse to strong borrowers $79 million UPB / 0.5% of loans No loans in deferral or classified as nonperforming Automotive Manufacturing, automotive suppliers $22 million / 0.1% of loans No loans in deferral or classified as nonperforming Healthcare Hospitals, HMO Medical Centers $299 million / 1.8% of loans (44 loans) No loans in deferral or classified as nonperforming Retail ~ 89% in footprint; 75% are neighborhood centers or single-tenant properties Commercial & Industrial Loans Commercial Real Estate Loans COVID-19 impacted industry exposure

13 4th Quarter 2020 Observations 4Q20 Tier 1 CET-1 Tier 1 Total RBC Leverage to RWA to RWA to RWA 4Q20 7.7% 9.1% 10.2% 11.9% 3Q20 8.0% 9.2% 10.3% 11.3% Flagstar Bancorp Total Risk Based Capital Ratio • Total risk based capital ratio of 11.9% o Total risk based capital ratio would have been 14.0% if the risk-weighting of warehouse loans were adjusted to 50% o Warehouse lending—100% risk weight– has had under $5mm of losses, cumulatively, over the last 12 years o Over 1,000 basis points of total risk based capital attributed to warehouse loans, loans held for sale and loans with government guarantees that have not yet been repurchased • Tier 1 leverage ratio ended quarter at 7.7% o Over 700 basis points of tier 1 leverage attributed to warehouse loans, loans held for sale and loans with government guarantees that have not yet been repurchased Capital 11.2% 11.3% 1. Sub-debt increased ratio by 67 basis points, offsetting the decrease associated with the stock buyback.

1st Quarter 2020Business Segment Overview Reggie Davis, President of Banking

15 4th Quarter 2020 Deposits and Lending Portfolio and strategy overview • Flagstar gathers deposits from consumers, businesses and select governmental entities – Traditionally, CDs and savings accounts represented the bulk of our branch-based retail depository relationships – Today, we are focused on growing DDA balances with consumer, business banking and commercial relationships – We additionally maintain depository relationships in connection with our mortgage origination and servicing businesses, and with governmental entities – Cost of total deposits(1) equal to 0.23%, down 10 basis points from 0.33% in 3Q20 Total average deposits $21.1bn 1. Total deposits include noninterest bearing deposits. Total average LHFI $15.7bn Total: $21.1 bn 0.23% cost of total deposits(1) • Flagstar’s largest category of earning assets consists of loans held-for-investment which averaged $15.7bn during 4Q20 – Loans to consumers consist of residential first and second mortgage loans, HELOC and other – C&I / CRE lending is an important growth strategy, offering risk diversification and asset sensitivity – Warehouse lending to both originators that sell to Flagstar and those who sell to other investors 1st Mortgage 15% 2nds, HELOC & other 12% Warehouse 44% CRE 20% C&I 9% Total: $15.7 bn 3.78% LHFI yield

Commercial lending

Diversified relationship-based approach

4th Quarter 2020

Overview

Warehouse
- Warehouse lines with approximately 393 active relationships nationwide, of which approximately 67% sell a portion of their loans to Flagstar
- Collateralized by mortgage loans being funded which are paid off once the loan is sold

Commercial Real Estate
- Diversified property types which are primarily income-producing in the normal course of business
- Focused on experienced top-tier developers with significant deposit and non-credit product opportunities

Commercial & Industrial
- Lines of credit and term loans for working capital needs, equipment purchases, and expansion projects
- Primarily Michigan based relationships or relationships with national finance companies

Warehouse - $7.9bn (12/31/20)

% Advances sold to Flagstar


~280 borrowers sell <25%
~47 borrowers sell >75%
~66 borrowers sell 25% - 75%

Commercial Real Estate - $3.1bn (12/31/20)

Property type


Retail, 10%
Hotel/Motel, 9%
Office, 9%
Other, 19%
Home Building, 24%
Multi Family, 17%
Owner Occupied, 12%

Commercial & Industrial - $1.4bn (12/31/20)

Industry


Services 22%
Manufacturing 20%
Healthcare 2%
Distribution 8%
Government & education 1%
Other 1%
Financial, insurance & real estate 46%

16
Flagstar Bancorp

1st Quarter 2020Business Segment Overview Lee Smith, President of Mortgage

Flagstar's one-stop-shop mortgage model

4th Quarter 2020

Bank Synergies
- Warehouse Lending
- MSR and Servicing Advance Lending
- Custodial Deposits – fund balance sheet
- HELOCs

Sales – multi channel
- TPO
- Distributed Retail
- Direct Lending
- People
- Products
- CRA

Secondary & Cap Markets
- Pricing & Hedging
- Outlets
  - o Sales
  - o Securitizations
  - o Retain on B/S



Mortgage Originations
Capacity & Quality
Mortgage Operations
Sub-servicing Opportunities
Mortgage Servicing
Recapture and Retention
MORTGAGE BANKING & SERVICING
Teamwork
Customer Satisfaction
Risk & Compliance
Optimize Results

Performing
- Growth & Scale
- Customer Feedback
- Risk and Compliance
- Other Revenue Opportunities

Default
- Risk and compliance
- Delinquency Mgt
- Forbearance Mgt
- Claims process
- Minimize losses

MSR Creation
- Sale and retain subservicing
- Retain MSR
  - o Agency
  - o GNMA
- Protect asset

Mortgage Ops
- Service
- Multi skilled operators
- Risk and Compliance
- Variable cost model
- Support

18
Flagstar Bancorp

Mortgage originations

4th Quarter 2020

Net gain on loan sales – revenue and margin



Gain on loan sale ($mm)
Gain on sale margin (HFS)
1.23%
0.80%
2.19%
2.31%
1.93%
$101
$90
$303
$346
$232
4Q19
1Q20
2Q20
3Q20
4Q20

Fallout-adjusted locks by channel ($bn)



Correspondent
Bulk
Broker
Distributed Retail
Direct Lending
$8.2
0.4
1.3
1.0
2.0
3.5
$11.2
1.0
2.4
1.4
2.2
4.2
$13.8
1.2
3.0
2.0
2.4
5.1
$15.0
1.0
3.7
2.2
2.3
5.8
$12.0
1.2
2.7
1.6
1.8
4.7
4Q19
1Q20
2Q20
3Q20
4Q20
41%
36%
35%
33%
36%
Purchase Mix %

Closings by mortgage type ($bn)



Conventional
Jumbo
Government
$9.3
2.0
1.8
5.5
$8.6
1.8
1.6
5.2
$12.2
0.9
1.2
10.1
$14.4
0.3
1.6
12.5
$13.1
0.5
2.4
10.2
4Q19
1Q20
2Q20
3Q20
4Q20

Closings by purpose and expense ratio ($bn)



Purchase originations
Refinance originations
Mortgage expense
1.12%
1.12%
1.22%
1.02%
1.18%
$9.3
5.7
3.6
$8.6
5.5
3.1
$12.2
7.8
4.4
$14.4
9.0
5.4
$13.1
8.5
4.6
4Q19
1Q20
2Q20
3Q20
4Q20
23%
23%
30%
31%
33%
Retail Mix %

19

Flagstar Bancorp

Mortgage servicing

4th Quarter 2020

Quarter-end loans serviced (000's)


Serviced for Others
Subserviced for Others
Flagstar Loans HFI
1,091
1,082
1,043
1,105
1,085
919
917
855
894
868
105
102
123
149
151
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

$ UPB of MSRs sold ($bn)


Bulk Sales
Flow Transactions
$4.9
$6.6
4.4
2.2
$1.0
$0.8
$5.2
2.6
2.6
4Q19
1Q20
2Q20
3Q20
4Q20

Average custodial deposits ($bn)


$4.8
$4.8
$6.2
$7.3
$8.5
4Q19
1Q20
2Q20
3Q20
4Q20

MSR / CET1 (Bancorp)


20%
13%
15%
16%
16%
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

20

Flagstar Bancorp

21 4th Quarter 2020 Consumer Forbearance as of 12/31/2020 (UPB in $mm) • Significant decrease in new forbearance requests since middle of April • 12% of residential first lien borrowers who have requested forbearance have made their October, November, and December payments and not taken advantage of the forbearance option. • Proactive customer outreach to evaluate readiness to return to payment or need for further assistance • Stable early-stage delinquency trends for loans not in forbearance Forbearance Requests (accounts) 1. Includes temporary short-term subservicing performed as a result of sales of servicing-released mortgage servicing rights. Includes repossessed assets. 2. Includes LHFI (residential first mortgage, home equity and other consumer), LHFS (residential first mortgage), loans with government guarantees (residential first mortgage), and repossessed assets. 28,675 5,134 1,526 646 870 687 849 1,802 1,765 2/ 29 /2 02 0 3/ 31 /2 02 0 4/ 30 /2 02 0 5/ 31 /2 02 0 6/ 30 /2 02 0 7/ 31 /2 02 0 8/ 30 /2 02 0 9/ 30 /2 02 0 10 /3 1/ 20 20 11 /3 0/ 20 20 Supporting consumer needs

1st Quarter 2020Appendix Company overview 23 Community banking 26 Mortgage servicing 36 Mortgage originations 39 Financial performance 41 Capital and liquidity 43 Valuation 46 Guidance 47 Non-GAAP reconciliation 48

23 4th Quarter 2020 Community banking • Leading Michigan-based bank with a balanced, diversified lending platform • $31.0bn of assets and $20.0bn of deposits • 209k household & over 27k business relationships Mortgage origination • 6th largest bank originator of residential mortgages ($48.3bn during twelve months ended December 31, 2020) • Scalable platform originating business in all channels and all 50 states including 103 retail home lending offices • More than 1,050 correspondent and more than 1,300 broker relationships Corporate Overview • Traded on the NYSE (FBC) • Headquartered in Troy, MI • Market capitalization $2.4bn • Member of the Russell 2000 Index 1. Includes eight home lending offices located in banking branches. 103 Retail home lending Offices(1) 158 Flagstar Bank Branches Mortgage servicing • 6th largest sub-servicer of mortgage loans nationwide • Servicing 1.1 million loans as of December 31, 2020 • Efficiently priced deposits from escrow balances Flagstar at a glance Company Overview

COMPANY OVERVIEW

4th Quarter 2020

Flagstar has a strong executive team

Board of Directors
John Lewis
Chairman

Chief Audit Officer
Meagan Belfinger

Sandro DiNello
President & CEO

- CEO since 5/13
- Over 40 years of banking experience with Flagstar and its predecessors with a strong emphasis on community banking, including the management of retail operations and product strategy

Chief Human Resources Officer
David Hollis

Corporate Responsibility
Beth Correa

Chief Marketing Officer
Matt Allen

Chief Financial Officer	Mortgage Banking and Servicing	Community Banking	Chief Risk Officer	Operations	Chief Information Officer
Jim Ciroli	Lee Smith	Reggie Davis	Steve Figliuolo	Karen Buck	Jennifer Charters
• CFO since 8/14 • More than 30 years of banking and financial services experience with First Niagara, Huntington and KeyCorp	• Effective since September 2020.. Previously COO for 7 years May 2013 – Aug 2020. • Formerly a partner of MatlinPatterson Global Advisors and a Senior Director at Zolfo Cooper • Extensive expe-rience in financial management and operations	• More than 35 years of banking experience with Suntrust, Royal Bank of Canada, and Wachovia	• CRO since 6/14 • Over 35 years of financial services experience with Citizens Republic, Fleet Boston Financial, First Union and Chase Manhattan	• Joined Flagstar in 1/21 • Over 30 years of experience in the financial services industry, most recently with TD Bank	• CIO since 6/18 • Over 25 years of IT and financial services experience with Ally Financial and Accenture

24 Flagstar Bancorp

25 4th Quarter 2020 Risk management Best-in-class risk management platform with 277 FTEs(1) 1. Does not include 29 FTEs in internal audit as of 12/31/2020. Karen Sabatowski Chief Compliance Officer Sandro DiNello President & CEO Board of Directors Steve Figliuolo Chief Risk Officer Risk Committee Enterprise Risk Committee 67 48 13 4 14 58FTEs Regulatory Affairs Chief Credit Officer QC / Appraisal Review MFIU Fraud Investigations Operational Risk Financial Crimes (BSA/AML) Compliance 14 Vendor Management 32 Information Security 26 COMPANY OVERVIEW

COMMUNITY BANKING
4th Quarter 2020

Higher net interest income is stabilizing earnings

- Achieving earning asset growth while continuing to grow net interest income
  - Strong net interest margin management
- Transition to more stable net interest income

Average earning assets and net interest income


Net interest income ($mm)(1)
Average earning assets ($bn)(2)
$12.8 $12.3 $14.0 $14.7 $15.4 $15.4 $16.0 $16.8 $16.4 $16.3 $17.8 $19.0 $20.7 $21.2 $23.6 $24.3 $25.3
$87 $83 $97 $103 $107 $106 $115 $124 $123 $126 $138 $146 $152 $148 $168 $180 $189
CAGR 19%
CAGR 21%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20

	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
Adjusted NIM:	2.67%	2.67%	2.77%	2.78%	2.76%	2.76%	2.86%	2.93%	2.99%(1)	3.09%	3.08%	3.05%	2.93%	2.81%	2.88%(2)	2.94%(2)	2.98%(2)

1. References non-GAAP number for 4Q18; excludes $29 million of hedging gains reclassified from AOCI to net interest income in conjunction with the payment of long-term FHLB advances. Please see reconciliations on page 48 - 49.
2. References non-GAAP number as it excludes impact of $0.1 billion (2Q20), $1.4 billion (3Q20), and $1.8 billion (4Q20) of average balance of loans with government guarantees that have not been repurchased and do not accrue interest. Please see reconciliations on page 48 - 49.

26
Flagstar Bancorp

COMMUNITY BANKING
4th Quarter 2020

Strong market position

- Leading deposit share in Michigan, Fort Wayne, IN[1], and San Bernardino County, CA (High Desert Region)
- Provides access to markets with attractive demographics and low-cost, stable liquidity for continued balance sheet growth

Michigan deposit share

2020 Rank				Deposits as of 12/31/2020 ($mm)		% YoY
Overall	MI-based	Institution	Branches	Total	Share	Change
1		Chase	208	$63,501	22%	43%
2		TCF/Huntington	513	39,743	14%	20%
3		Comerica	194	35,492	12%	22%
4		Bank of America	92	29,285	10%	28%
5		Fifth Third	191	21,632	8%	30%
6		PNC	164	21,220	7%	25%
7	1	Flagstar	114	17,184	6%	32%
8		Citizens	82	6,372	2%	10%
9		Independent	66	3,561	1%	18%
10		Mercantile Bank Corp.	43	3,272	1%	25%
		Top 10	1,667	$241,262	83%	29%

Key Markets

Market	Flagstar Deposits $mm	Flagstar Deposits % of total	Deposit mkt share	Median HHI	Proj HHI growth[4]	Proj pop growth[4]
Oakland County, MI	$ 5,922	50.1%	8.1%	$ 86,562	10.7%	1.4%
Grand Rapids, MI MSA	392	3.3%	1.4%	68,835	10.2%	2.7%
Ann Arbor, MI MSA	265	2.2%	2.3%	78,844	12.5%	1.7%
Fort Wayne, IN[1]	808	6.8%	6.7%	60,699	9.4%	2.9%
Key Midwest Markets[2]	7,387	62.4%	6.0%	82,516	10.6%	1.6%
San Bernardino County, CA[3]	658	5.6%	1.0%	71,365	12.8%	3.6%
National aggregate				**$ 67,761**	**9.0%**	**2.9%**

Source: S&P Global Market Intelligence; Note: Deposit data as of December 31, 2020 and projections based on 2020 estimates; MI-based banks highlighted.

1. Fort Wayne, IN deposit data is based on Fort Wayne, IN Fed District. Fort Wayne, IN demographic data is based on counties within Fort Wayne, IN Fed District, deposit weighted based on Flagstar's portfolio.
2. Key Midwest Markets Median HHI, based on Flagstar's portfolio.
3. Deposit data is based on High Desert Region of San Bernardino County, CA. projected HHI growth and projected population growth are deposit weighted
4. 2021–2026 CAGR.

27
Flagstar Bancorp

COMMUNITY BANKING
4th Quarter 2020

Community banking

Average commercial loans ($bn)


Commercial and Industrial
Commercial Real Estate
Warehouse
$7.2
$6.9
$8.9
$10.4
$11.5
2.7
2.8
1.7
2.3
2.9
1.7
3.8
3.1
2.0
5.7
3.0
1.7
6.9
3.1
1.5
4Q19
1Q20
2Q20
3Q20
4Q20

Quarter-end commercial loan commitments ($bn)


Commercial and Industrial
Commercial Real Estate
Warehouse
$12.2
$13.6
$15.5
$17.1
$17.7
4.7
4.8
2.7
6.2
4.8
2.6
7.9
4.7
2.9
9.8
4.6
2.7
10.4
4.7
2.6
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

Average consumer loans ($bn)


Residential First Mortgages
Other Consumer Loans
$4.9
$4.9
$4.7
$4.5
$4.2
1.7
3.2
1.8
3.1
1.9
2.8
1.9
2.6
1.9
2.3
4Q19
1Q20
2Q20
3Q20
4Q20

Average deposit funding[1] ($bn)


Retail
Government
Custodial deposits
Brokered deposits
$15.9
$15.8
$17.7
$19.6
$21.1
4.8
1.2
9.3
4.8
1.1
9.3
6.2
1.1
9.7
7.3
1.4
9.9
8.5
1.6
10.0
4Q19
1Q20
2Q20
3Q20
4Q20

1. Includes custodial deposits which are included as part of mortgage servicing.

28
Flagstar Bancorp

COMMUNITY BANKING

4th Quarter 2020

Commercial real estate portfolio detail

Commercial Real Estate ($bn)

	NBV	Commitment	% Utilization
Home Builder	$ 0.7	$ 1.7	42.3%
Multi Family	0.5	0.7	63.4%
Owner Occupied	0.4	0.4	97.1%
Retail	0.3	0.3	95.9%
Office	0.3	0.3	87.8%
Hotel/Motel	0.3	0.3	85.8%
Senior Living Facility	0.2	0.3	67.9%
Industrial	0.1	0.2	79.8%
Parking Garage/Lot	0.1	0.1	99.5%
All Other	0.2	0.3	75.2%
Total CRE	$ 3.1	$ 4.6	66.0%

Portfolio Characteristics

- Average LTV ~53% and DSC ~2.4%
- 81% LIBOR / 15% Prime Rate / 4% Fixed Rate
- Over 96% of portfolio has Prime and LIBOR rate floors at or greater than 0%
- Shared National Credits ~7% of portfolio

State Breakdown (by collateral location)


Michigan
40%
Texas
12%
California
10%
Florida
5%
Ohio
6%
Other
27%

Property Breakdown


Other
19%
Retail
10%
Owner Occupied
12%
Office
9%
Hotel/motel
9%
Home Building
24%
Multi Family
17%

29

COMMUNITY BANKING

Commercial and industrial portfolio detail

4th Quarter 2020

Commercial & Industrial ($bn)

	NBV	Commitment	% Utilization
Financial & Insurance	$ 0.5	$ 0.9	51.7%
Services	0.3	0.5	61.0%
Manufacturing	0.2	0.4	67.2%
Home Builder Finance	0.1	0.3	23.0%
Rental & Leasing	0.1	0.2	54.1%
All Other	0.2	0.3	57.9%
Total C&I	$ 1.4	$ 2.6	53.9%

Portfolio Characteristics

- 76% LIBOR / 11% Fixed Rate / 13% Prime Rate
- Approximately 87% of portfolio has Prime and LIBOR rate floors at or greater than 0%
- Shared national credits ~48% of portfolio

State Breakdown


MI
35%
CA
6%
OH
4%
IN
2%
WI
1%
TX
9%
MN
5%
NY
6%
FL
5%
CT
4%
Other
23%

Industry Breakdown


Services
22%
Manufacturing
20%
Healthcare
2%
Distribution
8%
Government &
education
1%
Other
1%
Financial,
insurance &
real estate
46%

30

31 4th Quarter 2020Allowance for credit losses COMMUNITY BANKING 1. Includes reserve for unfunded commitment of $25 million and $28 million at 9/30/20 and 12/31/20, respectively. September 30, 2020 December 31, 2020 Amount(1) % of LHFI Amount(1) % of LHFI ($ in millions) Consumer: Residential First Mortgage $ 52 2.1% $ 49 2.2% Home Equity 29 3.1% 25 2.9% Other Consumer 39 4.0% 40 4.0% Total Consumer 120 2.7% 114 2.8% Commercial: Commercial Real Estate 106 3.5% 103 3.4% Commercial and Industrial 47 3.1% 57 4.1% Warehouse Lending 7 0.1% 6 0.1% Total Commercial 160 1.3% 166 1.4% Total Credit Reserve $ 280 1.7% $ 280 1.7% Total Credit Reserve Excluding Warehouse $ 273 3.1% $ 274 3.2%

32 4th Quarter 2020 $1.0 $1.1 $1.2 $1.1 29 22 17 17 1 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20  NCO  ($mm)  NCO Rate  (bps) 2.8 4.0 5.2 7.6 7.71.9 2.2 2.7 2.2 2.8 $4.7 $6.2 $7.9 $9.8 $10.5 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Outstandings Unfunded Commitments FBC warehouse loan commitments ($bn) Warehouse lending COMMUNITY BANKING Lenders ranked by commitments ($mm) Source: Inside Mortgage Finance as of November 2020 ● National relationship-based lending platform ● Attractive asset class with good spreads and low credit risk ● Flagstar is well positioned to hold market share, leveraging relationships in complementary lines of business, including home builder finance and mortgage originations ● Collateral Breakdown: Agency & Conventional 71.8% Government 21.4% / Jumbo 6.5% / Non-QM 0.3% YOY Rank Institution Growth Total Share 1 JPMorgan Chase 14% $21,000 16% 2 First Horizon 32% 10,420 8% 3 Flagstar Bancorp(1) 104% 9,802 8% 4 Texas Capital 18% 9,378 7% 5 TIAA FSB 35% 8,800 7% 6 Merchants Bank 58% 7,914 6% 7 Truist 85% 7,912 6% 8 Wells Fargo 17% 7,020 5% 9 Customers Bank 42% 5,100 4% 10 U.S. Bancorp 23% 4,660 4% Top 10 35% $92,006 71% 3Q20 Net chargeoffs 6 bps annual loss rate since 2006

33 4th Quarter 2020Home builder finance COMMUNITY BANKING Home builder loan commitments(1) ($mm) ● National relationship-based lending platform launched in 1Q16 - Attractive asset class with good spreads (~375 bps) - Meaningful cross-sell opportunities including warehouse loans, commercial deposits and purchase originations ● Flagstar is well positioned - Focused on markets with strong housing fundamentals and higher growth potential - We have direct relationships with 10 of the top 10 and do business with 56 of the top 100 builders nationwide (74 of the top 200) through June. Home builder finance footprint Overview $989 $947 $957 $852 $786 $1,186 $1,154 $1,065 $1,161 $1,206 $2,175 $2,101 $2,022 $2,013 $1,992 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Unpaid principal balance Unused Tightening housing supply - 2 4 6 8 10 12 0 1 2 3 4 5 6 7 8 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 Existing home sales (mm) Months supply of existing homes for sale Source: Bloomberg (through 9/30/20) 1. Commitments are for loans classified as commercial real estate and commercial & industrial. (left axis) (right axis)

COMMUNITY BANKING

4th Quarter 2020

Leverage lending and SNCs

Leverage lending commentary

- Average UPB of ~$15 million per loan
- No nonperforming loans as of 12/31/20
- Loans totaling $5 million of commitments are rated as special mention or substandard
- SNCs comprised $211 million of total leveraged loan UPB

Shared national credits "SNCs" commentary

- 66 borrowers, average UPB of $15 million and average commitment of $26 million
- Total SNC breakdown: C&I ~68% / CRE ~21% / Warehouse ~11%
- We are the lead bank in 17% of these deals and this percentage continues to grow
- No nonperforming loans as of 12/31/20
- Loans totaling $26 million are rated as special mention or substandard

Portfolio Composition - $0.3bn UPB (12/31/20)


Financials & Insurance 24%
Services 19%
Distribution 4%
Healthcare 4%
Manufacturing 49%

Portfolio Composition - $ 1.0bn UPB (12/31/20)


Rental & Leasing 20%
Manufacturing 17%
Services 26%
Healthcare 2%
Financial & Insurance 33%
Distribution 2%

34

Flagstar Bancorp

COMMUNITY BANKING

4th Quarter 2020

COVID Impacted Sectors – CRE

as of December 31, 2020 ($mm)

			Portfolio Characteristics						Credit Quality				Credit Metrics (Pre-COVID)		
($mm)	UPB	% of LHFI	Median Loan Size	Top 10 Borrowers	Total Borrowers	SNCs	Footprint Exposure	Construction	$ Deferred	$ Past Due	$ NPLs	Watch	DSC	LTV	Occ
Retail	$ 299	1.8%	$ 2.0	81%	44	$ 19	89%	2%	$ -	$ -	$ -	0%	1.7	48%	95%
Hotel	279	1.7%	9.0	75%	22	11	70%	62%	14	-	-	33%	1.4	60%	61%
Senior Housing	146	0.9%	7.0	81%	17	-	33%	64%	-	20	-	0%	1.7	60%	84%
Total	$ 724	4.5%	$ 5.7		83	$ 30			$ 14	$ 20	$ 0	13%			

Retail UPB (as of December 31, 2020) ($mm)


58%
$299M
10%
15%
17%
Neighborhood Centers(1)
Single Tenant(2)
Shopping Centers(3)
Other(4)

Retail Descriptions

1. Retail centers < 100,000 sq. ft. – generally anchored by grocery stores
2. Single Tenant – Hardware stores 46% / Pharmacies 33%
3. Power centers
4. Other – includes one regional mall with $15mm in UPB

Hotel UPB[5] (as of December 31, 2020) ($mm)

~77% of balances are from Marriott, Hilton, IHG, and Hyatt flagged franchises


50%
$279M
18%
19%
13%
Luxury
Upper Upscale
Upper Midscale
Upscale

5. Classifications as determined by STR Chain Scales

35

Flagstar Bancorp

MORTGAGE SERVICING
4th Quarter 2020

MSR portfolio

MSR portfolio statistics

Measure ($mm)	9/30/2020	12/31/2020	Difference
Unpaid principal balance	$37,908	$38,026	$118
Fair value of MSR	$323	$329	$6
Capitalized rate (% of UPB)	0.85%	0.86%	1 bps
Multiple	2.487	2.575	0.088
Note rate	3.76%	3.66%	(10) bps
Service fee	0.34%	0.34%	- bps
Average Measure ($000)			
UPB per loan	$255	$252	($3)
FICO	722	726	4
Loan to value	78.31%	76.77%	(154) bps

Net return (loss) on mortgage servicing rights ($mm)

$ Return	4Q19	1Q20	2Q20	3Q20	4Q20
Net hedged profit (loss)	$0	$10	$1	$2	$3
Carry on asset	23	17	18	30	30
Run-off	(27)	(20)	(20)	(23)	(34)
Gross return on the mortgage servicing rights	**($4)**	**$7**	**($0)**	**$9**	**($1)**
Sale transaction & P/L	1	(1)	(3)	3	1
Model changes	-	-	(5)	-	-
Net return on the mortgage servicing rights ($)	**($3)**	**$6**	**($8)**	**$12**	**($0)**
Average mortgage servicing rights ($)	**$287**	**$252**	**$242**	**$292**	**$347**
Net return on the mortgage servicing rights (%)	**-4.1%**	**9.6%**	**-13.5%**	**16.3%**	**-0.2%**

MSR portfolio characteristics (% UPB)

By Vintage


2019
14%
2018
13%
2017 & prior
10%
2020
63%

By Investor


GNMA
32%
Fannie
30%
Private
2%
Freddie
36%

36
Flagstar Bancorp

MORTGAGE SERVICING
4th Quarter 2020

Servicing

Servicing Profitability

($mm)	4Q19	1Q20	2Q20	3Q20	4Q20
Net interest income					
Interest income (FTP)	$ 27	$ 23	$ 12	$ 7	$ 8
Interest expense on custodial deposits (1)	(22)	(19)	(8)	(2)	(3)
Total net interest income	5	4	4	5	5
Noninterest income(2)					
Service fee income	28	30	35	39	37
Ancillary fee income	10	9	18	15	23
Late fee income	5	6	2	2	2
Total noninterest income	43	45	55	56	62
Noninterest expense(3)	(31)	(36)	(38)	(41)	(47)
Earnings before Tax	**$ 17**	**$ 13**	**$ 21**	**$ 20**	**$ 20**
Average Custodial Deposits ($bn)	$ 4.8	$ 4.8	$ 6.2	$ 7.3	$ 8.5
Average Loans Serviced for Others (000's)	1,042	1,086	1,062	1,074	1,095

1. Expense on custodial deposits from loans subserviced which is included in net loan administration income for GAAP purposes. Includes intersegment allocation.
2. Service fee income and late fee income are included in net loan administration income for GAAP purposes; ancillary fee income is included in loan fees and charges for GAAP purposes.
3. Includes direct allocations.

37 Flagstar Bancorp

MORTGAGE SERVICING

4th Quarter 2020

Loans with government guarantees (LGG)

LGG UPB end of period ($mm)


Repurchased Loans
Loans Eligible for Repurchase
$736
70
666
$814
52
762
$1,791
1,067
724
$2,500
1,783
717
$2,516
1,850
666
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

GNMA MSR UPB end of period ($mm)


$15,145
$15,243
$14,971
$13,768
$12,162
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020

LGG Overview

General Overview

- GNMA Loans are eligible to be repurchased, at our option, after no payment has been made for 90 days (whether due to delinquency or forbearance)
- When eligible to be repurchased, accounting rules require us to record a loan and a related liability
- Loans eligible to be repurchased are limited to GNMA loans for which we own the MSR; not eligible to repurchase loans we are subservicing
- Prior to repurchasing the loan, no interest is earned, we continue to make advances and no credit risk is present
- All LGG loans, including loans eligible to be repurchased, are a 20% risk-weighted asset

Impact/Opportunity

- $2.6 B GNMA loans (21%) are in forbearance as of 12/31/2020, of which $1.9 B are recognized on the balance sheet
- Approximately $89 million of eligible GNMA forbearance loans were repurchased during Q4
- Repurchased loans are able to be pledged as collateral with the FHLB
- Drag on capital ratios and NIM due to inflated balances created by loans eligible for repurchase; no actual income risk
- Estimated that $800 million will cure through the partial claim process, which will be bought out and re-securitized with an estimated impact to gain on sale of approximately $23 million in second half of 2021 and $9 million in 2022.
- Estimated another $250 million will cure through a modification, with an opportunity of approximately $10 million of gain on sale related to these loans.

38

Flagstar Bancorp

MORTGAGE ORIGINATIONS

4th Quarter 2020

National distribution through multiple channels

Residential mortgage originations by channel ($bn)

Correspondent


Other
Bulk
$6.0
$5.5
$6.6
$8.3
$6.6
2.1
2.0
2.7
2.4
1.6
3.9
3.5
3.9
5.9
5.0
4Q19
1Q20
2Q20
3Q20
4Q20

- 3.3% market share with #8 national ranking[1]
- More than 1,050 correspondent partners
- Top 10 relationships account for 19% of overall correspondent volume
- Warehouse lines with 304 correspondent relationships

Broker


Broker
$1.2
$1.1
$1.9
$1.8
$2.2
4Q19
1Q20
2Q20
3Q20
4Q20

- 1.3% market share with #13 national ranking[1]
- 1,300 broker relationships
- Top 10 relationships account for 22% of overall brokerage volume

Retail


Distributed Retail
Direct Lending
$2.1
$2.0
$3.7
$4.3
$4.3
0.5
0.6
1.0
1.1
1.1
1.6
1.4
2.7
3.2
3.2
4Q19
1Q20
2Q20
3Q20
4Q20

- 103 retail locations in 28 states
- Direct Lending is 30% of retail volume

1. Data source: As reported by Inside Mortgage Finance for 12M20 published August 28,2020.

39

Flagstar Bancorp

40 4th Quarter 2020 1. 3 2. 0 2. 2 1. 6 1. 3 1. 5 1. 6 3. 1 2. 4 1. 9 3. 7 4. 6 5. 9 4. 1 4. 3 3. 8 3. 2 2. 0 2 .5 2. 1 1. 7 2. 3 2. 1 1. 4 1 .8 2 .2 1. 8 1. 7 2. 3 4. 0 3. 3 2. 6 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 F 20 21 F 20 22 F $ in tr ill io ns Flagstar has a scalable origination platform that drives profitability in almost any mortgage origination market MORTGAGE ORIGINATIONS Source: Mortgage Bankers Association (MBA) for actual periods and a blended average of forecast by Fannie Mae(1/11/2021), Freddie Mac (1/14/2021) and MBA (1/20/2021). 1. Adjusted for historical inflation as reported by Bureau of Labor Statistics (2019 = 100). 2. Adjusted for population growth as reported by the U.S. Census Bureau (2018 = 100). U.S. residential mortgage origination market (historical and projected volumes) Nominal ($) 0.6 0.9 1.0 0.8 0.6 0.8 0.8 1.7 1.4 1.1 2.2 2.9 3.8 2.8 3.0 2.7 2.4 1.5 2.0 1.7 1.4 2.0 1.8 1.3 1.7 2.1 1.8 1.6 2.3 4.0 3.3 2.6 Real(1) ($) 1.0 1.6 1.8 1.3 1.1 1.3 1.3 2.6 2.1 1.7 3.2 4.0 5.3 3.7 3.9 3.5 2.9 1.8 2.4 2.0 1.6 2.3 2.0 1.4 1.8 2.2 1.8 1.7 2.3 4.0 3.3 2.6 Adjusted(2)($) 1.3 2.0 2.2 1.6 1.3 1.5 1.6 3.1 2.4 1.9 3.7 4.6 5.9 4.1 4.3 3.8 3.2 2.0 2.5 2.1 1.7 2.3 2.1 1.4 1.8 2.2 1.8 1.7 2.3 4.0 3.3 2.6

FINANCIAL PERFORMANCE

4th Quarter 2020

Financial performance

- Solid growth in banking and subservicing has created more stable earnings
- Focus on efficiency and expense management

Revenue Composition and Earnings Metrics

Revenue (millions)	FY19	FY20	Percentage of Revenue	Percentage Increase
Community Banking	$ 478	$ 631	32%	32%
Mortgage Servicing	172	235	12%	37%
Subtotal	**650**	**866**	**44%**	**33%**
Mortgage Origination	533	1,240	62%	NM
Other [(1)]	(36)	(96)	-6%	167%
Total	**$ 1,147**	**$ 2,010**	**100%**	**75%**
Diluted Earnings per Share [(1)]	$ 3.46	$ 9.52		NM
Return on Average Assets [(1)]	1.0%	2.0%		
Return on Average Tangible Common Equity [(1)]	13.9%	29.0%		

1. Non-GAAP number for YTD 2019. Number shown excludes $25 million DOJ benefit. Please see reconciliations on page 48 - 49.

41

Flagstar Bancorp

FINANCIAL PERFORMANCE
4th Quarter 2020

Quarterly results

Quarterly revenue ($mm)


Non-Mortgage Revenue (1)
Mortgage Revenue (2)
$314
$305
$546
$632
$526
153
145
364
426
295
161
160
182
206
231
4Q19
1Q20
2Q20
3Q20
4Q20

Quarterly adjusted noninterest expense ($mm)


Non-Mortgage NIE (1)
Mortgage NIE (2)
Mortgage expense (3)
1.12%
1.12%
1.22%
1.02%
1.18%
$240
$235
$296
$305
$319
104
96
149
148
155
136
139
147
157
164
4Q19
1Q20
2Q20
3Q20
4Q20

Quarterly noninterest expense ($mm) and efficiency ratio


Noninterest expense
Efficiency ratio
78%
77%
54%
48%
61%
$245
$235
$296
$305
$319
4Q19
1Q20
2Q20
3Q20
4Q20

1. Includes Servicing segment
2. Includes direct allocations.
3. As a percentage of that period's close volume

42 Flagstar Bancorp

43 4th Quarter 2020Balance sheet composition CAPITAL AND LIQUIDITY 10% Other liabilities 2% Other long-term debt Liabilities & Equity 4Q20 average balance sheet (%) Assets Attractive relationship lending with very low delinquencies Primarily low risk, stable assets (FHLB stock, BOLI, premises & equipment, deferred tax asset, etc.) ~68% of assets are in lower risk-content assets: cash, marketable securities, warehouse loans, loans held-for-sale and freshly-originated, high-FICO conforming mortgages underwritten by Flagstar 11% Other assets 23% Warehouse loans 19% Loans held-for-sale 22% Commercial loans and Other LHFI (1) Efficiently funds loans held-for-sale and warehouse loans 42% Deposits excluding custodial deposits 9% FHLB borrowings 8% Equity 29% Custodial deposits 15% Mortgage loans held-for-investment 8% Agency MBS 1% Cash 1% MSR 1) Other LHFI includes home equity and other consumer loans.

CAPITAL AND LIQUIDITY

4th Quarter 2020

Liquidity and funding

Adjusted HFI loan-to-deposit ratio[(1)]


85%
86%
85%
75%
70%
4Q19
1Q20
2Q20
3Q20
4Q20

Liquidity ratio[(2)]


Cash & investment securities
FHLB borrowing capacity
20%
10%
9%
16%
8%
8%
9/30/2020
12/31/2020

Commentary

- Flagstar has invested significantly in building its Community Bank, which provides attractive core deposit funding for its balance sheet
- These retail deposits are supplemented by custodial deposits from the servicing business
- Much of the remainder of Flagstar's balance sheet is self-funding given it is eligible collateral for FHLB advances (which provides significant liquidity capacity)
- Over $1.4 billion of additional borrowing capacity through the discount window

1. Adjusted HFI loan-to-deposit ratio is total average loans HFI (excluding warehouse loans) expressed as a percentage of total average deposits (excluding custodial deposits). Please see non-GAAP reconciliations on page 48 - 49.
2. Cash, investment securities and FHLB borrowing capacity expressed as a percentage of total assets.

44

45 4th Quarter 2020 • Flagstar’s net interest income remains asset sensitive due to pay fixed interest rate swaps Interest rate risk CAPITAL AND LIQUIDITY Earnings at Risk Economic Value of Equity

46 4th Quarter 2020 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 FBC valuation vs. SNL U.S. Bank and Thrift Index Valuation metrics Observation: FBC trades at a discount to its banking peers • All 6 analysts have a buy rating as of January 2021 (3-strong buy / 3-buy) • Consensus price target of $48.92 – currently trading at 93% of current price target Market / tangible book value Source: SNL Financial; as of 1/19/2021 71% 68% Market value gap: ~$1.0B

47 4th Quarter 2020Earnings guidance(1) 1) See cautionary statements on slide 2. Net interest income • Net interest margin should be relatively flat Noninterest income • Gain on sale revenue to be between $200 million and $220 million Noninterest expense • Noninterest expense of $295 million to $305 million for the first quarter of 2021 1st Quarter 2021 Outlook Tax rate • Effective tax rate in 2021 will be approximately 23 percent

48 4th Quarter 2020 Adjusted ROA, ROE and ROTCE As of December 31, 2019 Return on Average Assets 1.1% Adjustment to remove DOJ benefit (net of tax) -0.1% Adjusted return on average assets 1.0% Return on average tangible common equity 15.2% Adjustment to remove DOJ benefit (net of tax) -1.3% Adjusted return on tangible commmon equity 13.9% As of December 31, 2020 As of December 31, 2019 Total stockholders' equity 2,201$ 1,788$ Goodwill and intangible assets 157 170 Tangible book value 2,044$ 1,618$ Number of common shares outstanding 52,656,067 56,631,236 Tangible book value per share 38.80$ 28.57$ As of December 31, 2020 As of September 30, 2020 As of June 30, 2020 As of March 31, 2020 As of December 31, 2019 Average LHFI 15,703$ 14,839$ 13,596$ 11,823$ 12,168$ Less: Average warehouse loans 6,948 5,697 3,785 2,310 2,747 Adjusted average LHFI 8,755$ 9,142$ 9,811$ 9,513$ 9,421$ Average deposits 21,068$ 19,561$ 17,715$ 15,795$ 15,904$ Less: Average custodial deposits 8,527 7,347 6,223 4,776 4,772 Adjusted average deposits 12,541$ 12,214$ 11,492$ 11,019$ 11,132$ HFI loan-to-deposit ratio 74.5% 75.9% 76.7% 74.9% 76.5% Adjusted HFI loan-to-deposit ratio 69.8% 74.8% 85.4% 86.3% 84.6% Tangible Book Value Per Share and Tangible Common Equity to Assets Ratio Adjusted HFI Loan-to-Deposit Ratio Non-GAAP reconciliation NON-GAAP RECONCILIATION $mm

49 4th Quarter 2020Non-GAAP reconciliation (continued) NON-GAAP RECONCILIATION $mm 3 Months ended December 31, 2020 3 Months ended September 30, 2020 Net interest margin 2.78% 2.78% Adjustment to LGG loans available for repurchase 0.20% 0.16% Adjusted net interest margin 2.98% 2.94% 3 Months ended December 31, 2019 3 Months ended December 31, 2018 12 Months ended December 31, 2019 Total revenues 1,172$ Adjustment to remove DOJ benefit (25) Adjusted total revenues 1,147$ Net interest income 152$ Adjustment to remove hedging gains (29) Adjusted net interest income 123$ Noninterest expense 245$ Adjustment to remove Wells Fargo acquisition costs - Discrerionary items (5) Adjusted noninterest expense 240$ 12 months ended December 31, 2019 Diluted earnings per share 3.80$ Adjustment to remove DOJ benefit (net of tax) (0.34) Adjusted diluted earnings per share 3.46$ Adjusted Total Revenues, Net Interest Income, and Noninterest Expense Adjusted Net Interest Margin Adjusted Diluted Earnings Per Share